SUPPLEMENT DATED MARCH 21, 2008 TO THE

PACIFIC LIFE FUNDS PROSPECTUS DATED JULY 1, 2007

This supplement revises the Pacific Life Funds prospectus dated July 1, 2007, as supplemented (together, the “prospectus”) and must be preceded or accompanied by the prospectus. Remember to review the prospectus for other important information.

The ABOUT THE PORTFOLIO MANAGERS section is revised as follows:

Information regarding Pacific Life Fund Advisors LLC is updated to include the following:

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company (Pacific Life), is the investment adviser to Pacific Life Funds. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the PL Money Market Fund under the PAM name. References to management of this fund within various materials will be updated to reflect the PAM name, but in the interim, may reflect the PLFA name.

Information regarding Dale W. Patrick for the PL Money Market Fund is replaced with the following:

Brian M. Robertson, CFA PL Money Market Fund — since 2008	Portfolio Manager of PAM since 2007. He has the responsibility of co-managing the fund and provides research and analysis of investments in the forest product; metals and mining; industrials; and homebuilding sectors. Prior to joining PAM, Mr. Robertson was a former member of Pacific Life’s credit research team and was responsible for fixed income analysis and leveraged loan credit analysis. Mr. Robertson joined Pacific Life in 2000 and holds a BA from the University of Michigan.

Information regarding J. Chris Najork is deleted for the PL Small-Cap Value Fund within the NFJ subsection.

Information regarding John B. Brynjolfsson for the PL Inflation Managed Fund within the PIMCO subsection is replaced with the following:

Mihir P. Worah PL Inflation Managed Fund — since 2008	Executive Vice President, Portfolio Manager and member of PIMCO’s government and derivatives desk. Mr. Worah has been a portfolio manager at PIMCO since 2003 and is responsible for the day-to-day management of the fund’s assets. He has over 8 years of investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.

Information is added to the PL Mid-Cap Growth Fund within the Van Kampen subsection as follows:

Jason Yeung, CFA PL Mid-Cap Growth Fund — since 2008	Executive Director and Portfolio Manager of Van Kampen. Mr. Yeung has been a portfolio manager at Van Kampen since 2007 and has over 11 years of investment experience. He was a research analyst and member of the U.S. Research Group from 2002 to 2004. Mr. Yeung has a BA from Johns Hopkins University and an MA from the University of Cambridge.

All references to the Pacific Life Funds 529 Plan (Arizona) are deleted.

Form No.	PLFSUP308